Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.9959%


        Excess Protection Level
        3 Month Average   6.36%
          July, 1999   6.08%
          June, 1999   5.26%
          May, 1999   7.72%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.97%


        Base Rate                                    7.65%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,456,383,517.80